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                                                                    EXHIBIT 23.2


                       LETTERHEAD OF ARTHUR ANDERSEN LLP



                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated March 31, 1996 included in the Supercuts, Inc. Form 10-K for the year ended December 31, 1995 and to all references to our Firm included in this registration statement.




                                        /s/ Arthur Andersen LLP


Chicago, Illinois
September 19, 1996